UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___ )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

vTv Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

vTv Therapeutics Inc. (the “Company,” “we,” “our,” and “us”)

3980 Premier Drive, Suite 110

High Point, North Carolina 27265

Date:	June 26, 2026

Time:	11:00 A.M. ET

Location:	Via live audio webcast at www.virtualshareholdermeeting.com/VTVT2026 (virtual-only meeting; no physical in-person meeting)

Record Date:	Monday, April 14, 2026

Items of Business

1.	To elect the seven director nominees named in the Proxy Statement to serve until our next annual meeting or until their successors have been duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To approve, on an advisory basis, the compensation of our named executive officers, as described in the proxy statement.

The accompanying proxy statement supplement contains additional information related to the new Proposal 3 to be considered by stockholders at the annual meeting. However, the proxy statement supplement does not include all of the information provided in connection with the annual meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

The board of directors recommends that you vote “FOR” the election of each of the director nominees included in Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

How to Vote

•	By Internet: You may vote online at www.proxyvote.com.

•	By Telephone: You may vote by calling 1-800-690-6903.

•	By Mail: You may vote by completing and returning the enclosed proxy card.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the Adjourned Annual Stockholders Meeting to be held on June 26, 2026: The proxy statement, the accompanying proxy statement supplement, our Annual Report on Form 10-K, and a letter to our stockholders are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ Paul Sekhri
Paul Sekhri Chairman, President and Chief Executive Officer
June 10, 2026

EXPLANATORY NOTE

On April 28, 2026, vTv Therapeutics Inc., a Delaware corporation (the “Company,” “we,” “our,” and “us”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2026 Annual Meeting of Stockholders, to be held on June 10, 2026, at 9:00 A.M. Eastern time as a virtual-only meeting via live audio webcast at www.virtualshareholdermeeting.com/VTVT2026 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card (this “Supplement”) is being filed to add a new Proposal 3 to the Proxy Statement to approve, on an advisory basis, the compensation of our named executive officers as described in the Proxy Statement. This proposal was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission.

On June 10, 2026, the Company convened the Annual Meeting. At the Annual Meeting, the chairperson of the Annual Meeting adjourned the Annual Meeting, without transacting any business, to allow stockholders sufficient time to review the new proposal to be considered at the Annual Meeting. The Annual Meeting will resume at 11:00 A.M. ET, on June 26, 2026, via live audio webcast at www.virtualshareholdermeeting.com/VTVT2026. Only stockholders of record at the close of business on April 14, 2026 will be entitled to notice of and to vote at the Annual Meeting. The deadline for voting by phone or via the Internet has accordingly been extended to 11:59 P.M. ET on June 24, 2026.

Other than the addition of Proposal 3 to the Proxy Statement, Proxy Card, and Notice of Adjourned Annual Meeting of Stockholders and the adjournment of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

This Supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement.

PROXY STATEMENT SUPPLEMENT

This Supplement supplements and amends the Proxy Statement to add a new Proposal 3 to the Proxy Statement that provides for an advisory vote on the compensation of our named executive officers and to update the Notice of Annual Meeting of Stockholders to add Proposal 3. This Supplement and a revised proxy card (the “Revised Proxy Card”) are being made available to stockholders beginning on or about June 10, 2026. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement.

Additional Questions and Answers about these Proxy Materials and Voting

What vote is required to approve the proposals, including new Proposal 3, and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes(1)(2)
1.	Election of Directors	Each nominee for director must receive a plurality of the votes cast	Not applicable	No effect

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from the holders of a majority in voting power of shares of stock present or represented by proxy and entitled to vote on the proposal	Against	No effect

3.	Approval, on an advisory basis, of the compensation of our named executive officers, as described in the Proxy Statement	“For” votes from the holders of a majority in voting power of shares of stock present or represented by proxy and entitled to vote on the proposal	Against	No effect

(1)

Proposal 1 and the new Proposal 3 are considered to be “non-routine” under applicable rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.

(2)	Proposal 2 is considered a “routine” matter, and brokers will have discretionary authority to vote uninstructed shares on this proposal.

How do I cast my vote or revoke my proxy?

Because this Supplement describes a new proposal to be voted on at the Annual Meeting that was not reflected or described in the original Proxy Statement, proxies submitted before the date of this Supplement using the original proxy card will not include a vote on the new proposal. As a result, if you want to vote on the new proposal described in this Supplement, you must cast a new vote before the adjourned Annual Meeting by following the instructions on the Revised Proxy Card to vote by Internet or telephone or by completing the Revised Proxy Card in its entirety, signing, dating, and returning it in the enclosed envelope. We encourage you to submit your proxy so that your shares will be represented and voted at the meeting, whether or not you plan to attend the meeting via live webcast.

The Revised Proxy Card permits you to submit your vote for all three of the proposals included in the Proxy Statement and this Supplement and will replace any previously submitted proxy in connection with the Annual Meeting. If you have already submitted your proxy and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposal 1 and 2; however, we strongly encourage you to submit a new proxy so that your vote will be counted on Proposal 3.

Voting by Internet or telephone, by signing and submitting the new proxy card, or by voting virtually at the Annual Meeting, will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 3, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1 and 2. If you submit the new proxy card (or vote by Internet or telephone), and you do not indicate your vote on one or more of the proposals, then your proxy will be voted in accordance with the Board of Directors’ recommendations for each proposal for which you do not indicate a vote, even if your prior proxy had indicated a contrary vote.

PROPOSAL 3: ADVISORY VOTE ON THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of the Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in the “Executive Compensation” section of the Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in the “Executive Compensation” section of the Proxy Statement. We believe that our compensation policies and decisions are consistent with current market practices. Compensation of our named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in the “Executive Compensation” section of the Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory (non-binding) approval of our executive compensation requires the affirmative vote of the holders of a majority of the outstanding shares of our Class A common stock and Class B common stock, entitled to vote as a single class, that are present or represented by proxy at the Annual Meeting. Abstentions will be counted for purposes of determining the number of shares present or represented by proxy at the Annual Meeting and accordingly will have the same effect as a vote cast against this proposal.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE IN FAVOR OF PROPOSAL 3.

THERAPEUTICS
VTV THERAPEUTICS INC.
3980 PREMIER DR, SUITE 110
HIGH POINT, NC 27265

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VTVT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01334-P48505 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VTV THERAPEUTICS INC.

The Board of Directors recommends you vote FOR the following:

1. To elect the seven director nominees named in the Proxy Statement to serve until our next annual meeting or until their successors have been duly elected and qualified.

Nominees:	**For**	**Withhold**
1a. Srinivas Akkaraju	☐	☐
1b. Raymond Cheong	☐	☐
1c. Fahed Al Marzooqi	☐	☐
1d. Richard S. Nelson	☐	☐
1e. Anne M. Phillips	☐	☐
1f. Paul Sekhri	☐	☐
1g. Daniel K. Spiegelman	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: We will also consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at https://shareholder.broadridge.com/vtvt2026. T01335-P48505 VTV THERAPEUTICS INC. ANNUAL MEETING OF STOCKHOLDERS June 26, 2026 11:00 a.m. ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Paul Sekhri and Michael Tung, each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VTV THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote upon the matters specified at the Annual Meeting of Stockholders to be held at 11:00 a.m. ET, on June 26, 2026, virtually at www.virtualshareholdermeeting.com/VTVT2026, and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The Named Proxies cannot vote the shares unless you sign (on the reverse side) and return this card. Continued and to be signed on reverse side